                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 16, 2003
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


            NEBRASKA                      000-20132            47-0366193
 (State or other jurisdiction of         (Commission         (I.R.S. Employer
   incorporation or organization)        File Number)       Identification No.)


               2407 WEST 24TH STREET, KEARNEY, NEBRASKA 68845-4915 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491
       ------------------------------------------------------------------
   (Former name, former address and former fiscal year if changed since last report)

                                TABLE OF CONTENTS


ITEM 5. Other Events

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.  Other Events

Item 5. Information Provided Under Item 5 (Other Events). The following information is furnished pursuant to Item 5, "Other Events." On December 16, 2003, The Buckle, Inc. announced a quarterly dividend of $.10 per share to be paid on January 27, 2004 for shareholders of record at the close of business on January 15, 2004. The full text of the press release is furnished as Exhibit
99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   The Buckle, Inc.

Date:  December 16, 2003                  By:  /s/ KAREN B. RHOADS
                                          ------------------------
                                                   Name:  Karen B. Rhoads
                                                   Title: Vice President of
                                                   Finance, Treasurer and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated December 16, 2003